Income Taxes (Deferred income taxes) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Deferred Tax Assets [Abstract]
Unearned and deferred compensation	$ 12,598	$ 14,937
Other	3,465	82
Deferred Tax Assets, Gross, Total	16,063	15,019
Receivables from affiliates	14,378	14,290
Investments	45,812	35,267
Other	0	755
Deferred Income Tax Liabilities, Total	60,190	50,312
Deferred Tax Liabilities Net	$ (44,127)	$ (35,293)